FFTW FUNDS, INC.
Advisor Class
Investor Class

Supplement dated September 7, 2007
to
the Prospectus and Statement of Additional Information
dated April 30, 2007, as amended May 4, 2007

This supplement to the Prospectus dated April 30, 2007, as amended May 4, 2007, for FFTW Funds, Inc. (the “Fund”), updates certain information in the Prospectus as described below.

1.	On page 5 of the Prospectus, with respect to the Worldwide Portfolio (the “Portfolio”), the Principal Investment Strategies and Investment Policies shall read as follows:

Principal Investment Strategies: The Portfolio principally invests directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers in worldwide markets. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Lehman Brothers Global Aggregate Index (Unhedged). (The Lehman Brothers Global Aggregate Index (Unhedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Investment Policies: The Portfolio will maintain investments in debt securities and their related instruments of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. The Portfolio will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment, including to increase exposure to the global markets. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

2.	On page 6 of the Prospectus, with respect to the International Portfolio (the “Portfolio”), the Principal Investment Strategies and Investment Policies shall read as follows:

Principal Investment Strategies: The Portfolio principally invests directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Lehman Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses).

Investment Policies: The Portfolio will maintain investments in debt securities and their related instruments of issuers from at least three different countries other than the United States. At least 65% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. The Portfolio will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment, including to increase exposure to the global markets. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

3.	Effective July 2, 2007, Investors Bank & Trust Co., the Fund’s Custodian, Transfer Agent and Fund Accounting Agent, was acquired by State Street Bank and Trust Company. Any reference to Investors Bank & Trust Co. in the Prospectus and Statement of Additional Information shall be replaced by State Street Bank and Trust Company.

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